                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-10481

                 Cohen & Steers Quality Income Realty Fund, Inc.
               (Exact name of registrant as specified in charter)

                      757 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                                Robert H. Steers
                     Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 832-3232

                      Date of fiscal year end: December 31

                     Date of reporting period: June 30, 2004

Item 1. Reports to Stockholders.

The registrant's semi-annual report to shareholders, for the period ended June 30, 2004 is included herein.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange

Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

         By: /s/ Robert H. Steers
             -------------------------------
                 Name: Robert H. Steers
                 Title: Chairman

         Date: August 19, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


         By: /s/ Robert H. Steers                    By:  /s/ Martin Cohen
             -------------------------------              ---------------------------------------
               Name: Robert H. Steers                         Name: Martin Cohen
               Title: Chairman, Secretary                     Title: President, Treasurer
                       and principal executive officer                and principal financial officer

         Date: August 19, 2004

                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
-------------------------------------------------------------------------------

July 26, 2004

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and six months ended June 30, 2004. The net asset value at that date was $18.49. In addition, during the quarter, three $0.115 per share monthly dividends were declared and paid to common shareholders.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Quality Income Realty Fund had a total return, based on income and change in net asset value, of -9.2%. This compares to the NAREIT Equity REIT Index's(a) total return of -5.8%. For the six months ended June 30, 2004, the fund's total return was 4.3%, compared to NAREIT's 5.5%.

    The second quarter of 2004 brought further evidence of a strengthening U.S. economic recovery. The release of the March report on U.S. non-farm payrolls in early April forced many of the pessimistic economic naysayers to acknowledge that the recovery was, in fact, for real.

    The second quarter began with a dramatic decline in REIT stock prices, followed by a dramatic rebound and, most importantly, in our view a decisive rotation in leadership within the REIT market. By way of review, the March jobs report took the capital markets by surprise on April 2 and sent the bond market reeling, resulting in the worst quarter for the bond market since the first quarter of 1994. REITs dropped 18% from their highs at the end of March, before bottoming on May 10. We characterized this decline as technical in nature, driven by the valuation concerns of some investors, and one that we believed presented an attractive investment opportunity. In our view, the very jobs report that set off the decline in REIT share prices was likely to contribute to improving real estate fundamentals and greater cash flow for REITs.

    We are pleased to report that since then REITs have rebounded significantly, recording a 14% total return from May 10 through the end of June, and were one of the best performing asset classes over this time period. The strong returns of the last two months are certainly inconsistent with the notion put forward by some pundits that REITs tipped into a bear market in the second quarter in sympathy with the bond market. In fact, if the first half of 2004 is a proper guide, we believe REITs are on pace to deliver the low- to mid-teens total return profile that is consistent with the sector's long-term average.

    While many observers focused on the uncharacteristic volatility in REIT share prices, the more interesting story in the second quarter was a rotation of leadership within the REIT market. The defensive issues, which had

-------------------

(a) The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

-------------------------------------------------------------------------------

                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
-------------------------------------------------------------------------------

led the REIT group since 2001, have ceded their market leadership to the more cyclically inclined companies that we believe will respond to the economic recovery most quickly and most dramatically. The broad distribution of returns across sectors during the quarter highlights in greater detail this change in leadership, as well as the above-average volatility experienced during the quarter. The best performing sectors were apartment and hotel, which generated total returns of 2.2% and -2.6% respectively. Conversely, the worst performing sectors during the quarter were health care (-13.4% total return) and regional mall (-11.5%). The obvious difference between the two groups is the short lease duration and more variable demand patterns of the strong performing cyclical sectors versus the long lease terms and relatively consistent demand profiles of the laggards, which tend not to respond quickly to accelerating economic growth.

    The fund's best performing investments during the quarter were in the apartment and industrial sectors, which produced total returns of 1.0% and -1.8% respectively, while the worst performing sector for the fund was the healthcare sector, which had a -14.8% total return. Apartment companies AvalonBay Communities and AMLI Residential Properties were the fund's best performing holdings, contributing total returns of 6.8% and 5.7% respectively. Laggards during the quarter included Health Care REIT, with a total return of -18.5% and Glimcher Realty Trust, which generated a total return of -16.6%.

    Our performance during the quarter was also enhanced by our position in Keystone Property Trust, a small-cap industrial REIT that announced it was being acquired by a joint venture between ProLogis Trust and affiliates of Eaton Vance Management for $23.80 per share in cash, a 14% premium to the previous day's closing price. This transaction is significant for two reasons, among others. One is that it highlights the fact that, in our view, Wall Street continues to underestimate real estate values (the consensus net asset value estimate for Keystone prior to the deal was approximately $18.50 per share). Additionally, we believe the transaction represents another validation of our strategy, as Keystone embodied many of the key attributes we look for in investment candidates. Specifically, these attributes include companies that are relatively under-followed, small to mid-cap in size with an above-average dividend yield, and that are trading at a lower price/NAV ratio than their peers.

INVESTMENT OUTLOOK

    In the wake of the REIT stock price decline in the second quarter, many investors have asked us whether REITs can continue to perform well in what many are concerned (overly so, in our view) may be a period of rising interest rates.

    Our view has always been and continues to be that real estate fundamentals are the primary driver of REIT returns over the long run. Still, we regularly examine the extent to which REITs are correlated with other asset classes. We have found that over the long term REIT share price behavior has not been statistically related in any material way to the performance of bonds or interest rates. In other words, over time, the performance of the bond market has explained virtually none of the performance of REITs.

-------------------------------------------------------------------------------

                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
-------------------------------------------------------------------------------

    Over the short term, REITs may appear to correlate with interest rates, as we have seen recently. However, although we can say with certainty that rising rates result in poor returns for bonds, the REIT return equation cannot be solved using interest rates as the only input variable. Importantly, we have also found that in the 12 months following periods of rising interest rates, as the dampening effect of higher interest rates on security returns has subsided and the acceleration of real estate fundamentals has kicked in, REIT performance historically has been consistently very strong.

    Nonetheless, we cannot ignore the fact that interest rates can have an impact on REIT earnings and asset values. Higher interest rates will increase the cost of REITs' debt capital over time, although the impact will be mitigated by REITs' use of primarily long-term, fixed-rate debt. Higher interest rates may also result in higher real estate capitalization rates, which would tend to lower estimates of property values. However, we believe that if interest rates are rising due to a stronger economy and attendant higher inflationary expectations (which in the past have been favorable for real estate fundamentals), this could serve to offset at least some of the impact that higher interest rates would otherwise have on capitalization rates.

    Higher interest rates can also have some beneficial effects on REITs. The higher inflationary expectations, which are partially driving higher interest rates, push up the price of building costs, especially inputs like steel, concrete, lumber, labor and construction period interest. Thus the overall replacement cost of real estate escalates, which flows through eventually in the form of higher market rents. Already we are hearing reports that construction costs have risen by as much as 25% over the past two years. If capitalization rates were to rise, the return on assets that REITs could achieve on external acquisitions of property should increase. Furthermore, higher debt costs will tend to choke off development of new, competitive real estate. These higher debt costs tend to have a greater impact on the private developers who typically build the majority of new buildings and use a higher proportion of debt in their capital structure.

    Our conclusion is that, although changes in interest rates have a varied impact on REITs, the positive and negative impacts have historically tended to offset one another, such that the overall impact on REIT returns has not generally been material, thus, the historical lack of correlation. What remains material is the supply and demand for real estate and how that impacts building occupancies and rents. The most important thing to recognize about the prospects for REIT returns, in our view, is that the job growth that occurred in March of this year was followed up with strong job growth reports for both April and May. With this key economic driver in place, we believe the prospects for higher building occupancies and rents, and thus for higher cash flows for REITs, are excellent.

    At this point, with the first dose of Fed tightening already under our belts and a further rise in interest rates widely anticipated among economists and investors alike, it is safe to say that whatever impact investors believe rising interest rates may have on REITs has been well digested by the stock market. The net effect has been to bring REIT valuations in line with historical averages. In our view, the favorable prospects for accelerating cash

-------------------------------------------------------------------------------

                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
-------------------------------------------------------------------------------

flow growth over the next couple of years in combination with these valuations give us confidence that REITs can continue to generate attractive total returns.

Sincerely,


             MARTIN COHEN        ROBERT H. STEERS
             MARTIN COHEN        ROBERT H. STEERS
             President           Chairman


                        GREG E. BROOKS
                        GREG E. BROOKS
                        Portfolio Manager


-------------------------------------------------------------------
           Cohen & Steers is online at cohenandsteers.com

    We have enhanced both the look and features of our Web site to give you more information about our company, our funds and the REIT market in general.

    ONLINE ACCESS is available for shareholders of Cohen & Steers funds whose accounts are held directly with Boston Financial Data Services, the fund's transfer agent. After registering, you will be able to manage your entire account online including purchasing or redeeming shares, updating account information, and checking your portfolio holdings.

    Check out our interactive Asset Allocation Tool, which
    allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or Nasdaq composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.
              So visit us today at cohenandsteers.com
-------------------------------------------------------------------

                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

-------------------------------------------------------------------

                       OUR LEVERAGE STRATEGY
                            (UNAUDITED)

    While we do not attempt to predict what future interest rates will be, it has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Our leverage strategy involves issuing auction market preferred shares (AMPS) to raise additional capital for the fund, with an objective of increasing the net income available for shareholders. As of June 30, 2004, AMPS represented 32% of the fund's managed net assets. Considering that AMPS have variable dividend rates, we seek to lock in the rate on a majority of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, we have fixed the rate on 70% of our borrowings at an average interest rate of 4.9%, for an average remaining period of 3.0 years (when we first entered into the swaps, the average term was 5 years). By locking in a large portion of our leveraging costs, we have endeavored to adequately protect the dividend-paying ability of the fund, which is one of the reasons the fund has been able to increase its monthly dividend on several occasions. The use of leverage increases the volatility of the fund's net asset value in both up and down markets. However, we believe that locking in a portion of the fund's leveraging costs for the term of the swap agreements partially protects the fund from any impact that an increase in short-term interest rates may have as a result of the use of leverage.

                           LEVERAGE FACTS

Leverage (as % of managed net assets)...........   32%
% Fixed Rate....................................   70%
% Variable Rate.................................   30%
Average Rate on Swaps...........................  4.9%
Average Term on Swaps...........................  3.0 years
Current Rate on AMPS............................  1.5%

-------------------------------------------------------------------

                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
-------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2004 (UNAUDITED)

                                                  NUMBER         VALUE          DIVIDEND
                                                 OF SHARES      (NOTE 1)        YIELD(a)
                                                 ---------   --------------   ------------
EQUITIES                               147.54%(b)
  COMMON STOCK                         116.69%
    DIVERSIFIED                         13.76%
         Colonial Properties Trust.............    582,300   $   22,436,019       6.96%
         Crescent Real Estate Equities Co......  1,396,200       22,506,744       9.31
         iStar Financial.......................    400,500       16,020,000       6.98
         Vornado Realty Trust..................    663,443       37,889,230       4.97
                                                             --------------
                                                                 98,851,993
                                                             --------------
    HEALTH CARE                         17.59%
         Health Care Property Investors........  1,190,400       28,617,216       6.95
         Health Care REIT......................    969,625       31,512,812       7.38
         LTC Properties........................    131,200        2,177,920       6.63
         Nationwide Health Properties..........  1,205,300       22,780,170       7.83
         Ventas................................  1,766,500       41,247,775       5.57
                                                             --------------
                                                                126,335,893
                                                             --------------
    HOTEL                                2.29%
         Hospitality Properties Trust..........    389,200       16,463,160       6.81
                                                             --------------
    INDUSTRIAL                           3.15%
         First Industrial Realty Trust.........    614,500       22,662,760       7.43
                                                             --------------
    MORTGAGE                             2.83%
         Newcastle Investment Corp.............    678,528       20,321,914       8.01
                                                             --------------
    OFFICE                              33.62%
         Arden Realty..........................    826,800       24,316,188       6.87
         Brandywine Realty Trust...............  1,140,900       31,021,071       6.47
         CarrAmerica Realty Corp...............  1,010,600       30,550,438       6.62
         Equity Office Properties Trust........  1,314,400       35,751,680       7.35
         Highwoods Properties..................    670,400       15,754,400       7.23
         HRPT Properties Trust.................    635,400        6,360,354       7.99
         Kilroy Realty Corp. ..................    142,600        4,862,660       5.81
         Mack-Cali Realty Corp. ...............  1,073,800       44,433,844       6.09
         Maguire Properties....................    604,800       14,980,896       6.46
         Prentiss Properties Trust.............  1,000,200       33,526,704       6.68
                                                             --------------
                                                                241,558,235
                                                             --------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange or market, on which such security trades.

(b) Percentages indicated are based on the net assets of the fund.

                See accompanying notes to financial statements.
-------------------------------------------------------------------------------

                COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
-------------------------------------------------------------------------------

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                  NUMBER         VALUE          DIVIDEND
                                                 OF SHARES      (NOTE 1)         YIELD
                                                 ---------   --------------   ------------
OFFICE/INDUSTRIAL                        9.00%
         Liberty Property Trust................  1,065,200   $   42,831,692       6.02%
         Reckson Associates Realty Corp. ......    794,100       21,805,986       6.18
                                                             --------------
                                                                 64,637,678
                                                             --------------
    RESIDENTIAL                         15.21%
       APARTMENT                        14.69%
         AMLI Residential Properties Trust.....     77,000        2,259,180       6.54
         Archstone-Smith Trust.................    754,100       22,117,753       5.86
         AvalonBay Communities.................    307,200       17,362,944       4.95
         Camden Property Trust.................    366,600       16,790,280       5.55
         Gables Residential Trust..............    586,900       19,942,862       7.09
         Home Properties.......................    361,600       14,095,168       6.36
         Mid-America Apartment Communities.....    309,400       11,723,166       6.18
         Town & Country Trust..................     50,000        1,262,000       6.81
                                                             --------------
                                                                105,553,353
                                                             --------------
       MANUFACTURED HOME                 0.52%
         Affordable Residential Communities....    225,200        3,738,320       7.53
                                                             --------------
         TOTAL RESIDENTIAL.....................                 109,291,673
                                                             --------------
    SELF STORAGE                         0.46%
         Sovran Self Storage...................     87,300        3,333,114       6.31
                                                             --------------
    SHOPPING CENTER                     18.78%
       COMMUNITY CENTER                  6.74%
         Cedar Shopping Centers................    200,000        2,298,000       7.83
         Heritage Property Investment Trust....    449,100       12,152,646       7.76
         Kramont Realty Trust..................  1,293,300       20,692,800       8.13
         New Plan Excel Realty Trust...........    222,700        5,202,272       7.06
         Urstadt Biddle Properties -- Class A..    544,000        8,056,640       5.81
                                                             --------------
                                                                 48,402,358
                                                             --------------

                See accompanying notes to financial statements.
-------------------------------------------------------------------------------

                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
-------------------------------------------------------------------------------

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                  NUMBER         VALUE          DIVIDEND
                                                 OF SHARES      (NOTE 1)         YIELD
                                                 ---------   --------------   ------------
REGIONAL MALL                            12.04%
         Glimcher Realty Trust.................    605,200   $   13,387,024       8.69%
         Macerich Co...........................    807,857       38,672,115       5.10
         Mills Corp............................    737,400       34,436,580       5.10
                                                             --------------
                                                                 86,495,719
                                                             --------------
         TOTAL SHOPPING CENTER.................                 134,898,077
                                                             --------------
              TOTAL COMMON STOCK
                (Identified cost --
                $660,580,498)..................                 838,354,497
                                                             --------------
  PREFERRED STOCK                       30.85%
    DIVERSIFIED                          5.90%
         Colonial Properties Trust, 8.125%,
            Series D...........................     64,900        1,663,387       7.93
         Crescent Real Estate Equities Co.,
            6.75%, Series A (Convertible)(a)...  1,826,000       36,483,480       8.45
         iStar Financial, 7.80%, Series F......     94,600        2,242,020       8.23
         iStar Financial, 7.65%, Series G......     80,000        1,938,000       7.90
                                                             --------------
                                                                 42,326,887
                                                             --------------
    HEALTH CARE                          0.14%
         Omega Healthcare Investors, 8.375%,
            Series D...........................     40,000        1,004,000       8.34
                                                             --------------
    HOTEL                                6.41%
         FelCor Lodging Trust, 9.00%, Series
            B..................................    652,500       16,312,500       9.00
         Host Marriott Corp., 10.00%, Series
            A..................................      7,000          178,850       9.77
         Host Marriott Corp., 10.00%, Series
            B..................................     14,100          363,921       9.69
         Host Marriott Corp., 10.00%, Series
            C..................................     30,700          807,410       9.51
         Host Marriott Corp., 8.875%, Series
            E..................................     10,000          254,500       8.72
         Innkeepers USA Trust, 8.00%, Series
            C..................................     56,000        1,349,600       8.30
         LaSalle Hotel Properties, 10.25%,
            Series A...........................  1,000,000       26,775,000       9.57
                                                             --------------
                                                                 46,041,781
                                                             --------------
    INDUSTRIAL                           0.23%
         Keystone Property Trust, 9.125%,
            Series D...........................     64,400        1,667,960       8.81
                                                             --------------
    MORTGAGE                             0.21%
         Newcastle Investment Corp., 9.75%,
            Series B...........................     56,000        1,534,400       8.90
                                                             --------------

-------------------
(a) 410,000 shares segregated as collateral for interest rate swap transactions.

                   See accompanying notes to financial statements.
-------------------------------------------------------------------------------

                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
-------------------------------------------------------------------------------

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)


                                                  NUMBER         VALUE          DIVIDEND
                                                 OF SHARES      (NOTE 1)         YIELD
                                                 ---------   --------------   ------------
    OFFICE                               2.64%
         HRPT Properties Trust, 8.75%, Series
            B..................................    120,000   $    3,156,000       8.32%
         Highwoods Properties, 8.625%, Series
            A..................................     13,195       13,227,988       8.60
         Maguire Properties, 7.625%, Series
            A..................................    106,600        2,574,390       7.89
                                                             --------------
                                                                 18,958,378
                                                             --------------

    OFFICE/INDUSTRIAL                    0.05%
         PS Business Parks, 8.75%, Series F....      4,100          107,830       8.32
         ProLogis, 8.54%, Series C.............      4,000          225,500       7.57
                                                             --------------
                                                                    333,330
                                                             --------------
    RESIDENTIAL -- APARTMENT             4.74%
         Apartment Investment & Management Co.,
            8.75%, Series D....................      5,530          138,858       8.71
         Apartment Investment & Management Co.,
            10.10%, Series R...................    950,000       25,042,000       9.48
         Home Properties, 9.00%, Series F......    196,000        5,424,300       8.23
         Mid-America Apartment Communities,
            8.30%, Series H....................    138,100        3,473,215       8.25
                                                             --------------
                                                                 34,078,373
                                                             --------------
    SHOPPING CENTER                     10.53%
       COMMUNITY CENTER                  5.25%
         Developers Diversified Realty Corp.,
            8.60%, Series F....................  1,039,400       26,868,490       8.33
         Federal Realty Investment Trust,
            8.50%, Series B....................    310,300        8,207,435       8.03
         Urstadt Biddle Properties, 8.50%,
            Series C...........................     24,000        2,628,000       7.76
                                                             --------------
                                                                 37,703,925
                                                             --------------
       FREE STANDING                     0.09%
         Commercial Net Lease Realty, 9.00%,
            Series A...........................     25,000          658,000       8.55
                                                             --------------
       OUTLET CENTER                     0.11%
         Chelsea Property Group, 8.375%, Series
            A..................................     14,000          793,625       7.39
                                                             --------------


                See accompanying notes to financial statements.
-------------------------------------------------------------------------------

                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
-------------------------------------------------------------------------------

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                  NUMBER         VALUE          DIVIDEND
                                                 OF SHARES      (NOTE 1)         YIELD
                                                 ---------   --------------   ------------
REGIONAL MALL                           5.08%
         CBL & Associates Properties, 8.75%,
            Series B...........................    430,000   $   22,704,000       8.29%
         Glimcher Realty Trust, 8.75%, Series
            F..................................     40,000        1,012,000       8.65
         Glimcher Realty Trust, 8.125%, Series
            G..................................     40,000          950,000       8.55
         Mills Corp., 9.00%, Series B..........     55,300        1,473,192       8.45
         Mills Corp., 9.00%, Series C..........    159,600        4,233,390       8.52
         Mills Corp., 8.75%, Series E..........     84,000        2,201,640       8.35
         Simon Property Group, 8.75%, Series F.     30,000          786,000       8.35
         Taubman Centers, 8.30%, Series A......    127,600        3,170,860       8.35
                                                                 36,531,082
                                                             --------------
         TOTAL SHOPPING CENTER.................                  75,686,632
                                                             --------------
              TOTAL PREFERRED STOCK
                (Identified cost --
                 $210,286,023).................                 221,631,741
                                                             --------------
              TOTAL EQUITIES
                (Identified cost --
                 $870,866,521).................               1,059,986,238
                                                             --------------

                                                    PRINCIPAL
                                                      AMOUNT
                                                    ----------
COMMERCIAL PAPER                            0.40%
         State Street Corp., 1.10%, due 07/01/04
            (Identified cost -- $2,851,000)......   $2,851,000       2,851,000
                                                                 -------------
TOTAL INVESTMENTS (Identified
  cost -- $873,717,521)...............    147.94%                1,062,837,238
LIABILITIES IN EXCESS OF OTHER
  ASSETS..............................     (0.61)%                  (4,388,460)
LIQUIDATION VALUE OF TAXABLE AUCTION
  MARKET PREFERRED SHARES: SERIES T,
  SERIES W, SERIES TH, AND SERIES F
  (Equivalent to $25,000 per share
  based on 2,800 shares outstanding
  for Series T, Series W, Series TH
  and Series F).......................    (38.98)%                (280,000,000)
LIQUIDATION VALUE OF AUCTION MARKET
  PREFERRED SHARES: SERIES M28
  (Equivalent to $25,000 per share
  based on 2,400 shares
  outstanding)........................     (8.35)%                 (60,000,000)
                                           ------                -------------
NET ASSETS APPLICABLE TO COMMON SHARES
  (Equivalent to $18.49 per share
  based on 38,856,074 shares of
  capital stock outstanding)..........    100.00%                $ 718,448,778
                                          ------                 -------------
                                          ------                 -------------


                See accompanying notes to financial statements.
-------------------------------------------------------------------------------

                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
-------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2004 (UNAUDITED)

ASSETS:
    Investments in securities, at value (Identified
      cost -- $873,717,521) (Note 1)........................  $1,062,837,238
    Cash....................................................             330
    Dividends receivable....................................       5,495,603
    Unrealized appreciation on interest rate swap
      transactions (Notes 1 and 6)..........................         568,264
    Other assets............................................          65,760
                                                              --------------
        Total Assets........................................   1,068,967,195
                                                              --------------
LIABILITIES:
    Unrealized depreciation on interest rate swap
      transactions (Notes 1 and 6)..........................       9,089,970
    Payable to investment manager...........................         453,833
    Payable for dividends declared on common shares.........         337,192
    Payable for investment securities purchased.............         293,878
    Payable for dividends declared on preferred shares......         212,552
    Payable to administrator................................          30,607
    Other liabilities.......................................         100,385
                                                              --------------
        Total Liabilities...................................      10,518,417
                                                              --------------
LIQUIDATION VALUE OF PREFERRED SHARES:
    Taxable auction market preferred shares, Series T
      ($25,000 liquidation value, $0.001 par value, 2,800
      shares issued and outstanding) (Notes 1 and 5)........      70,000,000
    Taxable auction market preferred shares, Series W
      ($25,000 liquidation value, $0.001 par value, 2,800
      shares issued and outstanding) (Notes 1 and 5)........      70,000,000
    Taxable auction market preferred shares, Series TH
      ($25,000 liquidation value, $0.001 par value, 2,800
      shares issued and outstanding) (Notes 1 and 5)........      70,000,000
    Taxable auction market preferred shares, Series F
      ($25,000 liquidation value, $0.001 par value,
      2,800 shares issued and outstanding) (Notes 1 and
      5)....................................................      70,000,000
    Auction market preferred shares, Series M28 ($25,000
      liquidation value, $0.001 par value, 2,400 shares
      issued and outstanding) (Notes 1 and 5)...............      60,000,000
                                                              --------------
                                                                 340,000,000
                                                              --------------
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES................  $  718,448,778
                                                              --------------
                                                              --------------
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES consist of:
    Common stock ($0.001 par value, 38,856,074 shares issued
      and outstanding) (Notes 1 and 5)......................  $  541,318,970
    Distributions in excess of net investment income........      (6,197,802)
    Accumulated net realized gain on investments............       2,729,599
    Net unrealized appreciation on investments and interest
      rate swap transactions................................     180,598,011
                                                              --------------
                                                              $  718,448,778
                                                              --------------
                                                              --------------
NET ASSET VALUE PER COMMON SHARE:
  ($718,448,778[div]38,856,074 shares outstanding)..........  $        18.49
                                                              --------------
                                                              --------------
MARKET PRICE PER COMMON SHARE...............................  $        16.70
                                                              --------------
                                                              --------------
MARKET PRICE PREMIUM/(DISCOUNT) TO NET ASSET VALUE PER
  COMMON SHARE..............................................           (9.68)%
                                                              --------------
                                                              --------------

                See accompanying notes to financial statements.
-------------------------------------------------------------------------------

                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
-------------------------------------------------------------------------------

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

Investment Income (Note 1):
    Dividend income.........................................  $25,279,246
    Interest income.........................................       25,030
                                                              -----------
         Total Income.......................................   25,304,276
                                                              -----------
Expenses:
    Investment management fees (Note 2).....................    4,486,517
    Preferred remarketing fees..............................      423,078
    Administration fees (Note 2)............................      189,490
    Reports to shareholders.................................      168,000
    Professional fees.......................................       73,980
    Custodian fees and expenses.............................       46,675
    Directors' fees and expenses (Note 2)...................       20,976
    Transfer agent fees and expenses........................       10,817
    Miscellaneous...........................................       62,094
                                                              -----------
         Total Expenses.....................................    5,481,627
    Reduction of Expenses (Note 2)..........................   (1,689,042)
                                                              -----------
         Net Expenses.......................................    3,792,585
                                                              -----------
Net Investment Income.......................................   21,511,691
                                                              -----------
Net Realized and Unrealized Gain/(Loss) on Investments (Note
  1):
    Net realized gain on investments........................    7,667,289
    Net realized loss on interest rate swap transactions....   (4,515,027)
    Net change in unrealized appreciation on investments....     (198,838)
    Net change in unrealized depreciation on interest rate
       swap transactions....................................    6,031,257
                                                              -----------
         Net realized and unrealized gain/(loss) on
            investments.....................................    8,984,681
                                                              -----------
Net Increase Resulting from Operations......................   30,496,372
Less Dividends and Distributions to Preferred Shareholders
  from:
    Net investment income...................................   (2,025,340)
                                                              -----------
Net Increase in Net Assets from Operations Applicable to
  Common Shares.............................................  $28,471,032
                                                              -----------
                                                              -----------

                See accompanying notes to financial statements.
-------------------------------------------------------------------------------

                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
-------------------------------------------------------------------------------

   STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES (UNAUDITED)

                                                               FOR THE             FOR THE
                                                           SIX MONTHS ENDED      YEAR ENDED
                                                            JUNE 30, 2004     DECEMBER 31, 2003
                                                           ----------------   -----------------
Change in Net Assets Applicable to Common Shares:
    From Operations:
        Net investment income............................    $ 21,511,691       $ 40,209,268
        Net realized gain on investments and interest
          rate swap transactions.........................       3,152,262          8,538,886
        Net change in unrealized
          appreciation/(depreciation) on investments and
          interest rate swap transactions................       5,832,419        212,314,764
                                                             ------------       ------------
            Net increase in net assets resulting from
              operations.................................      30,496,372        261,062,918
                                                             ------------       ------------
    Less Dividends and Distributions to Preferred
      Shareholders from:
        Net investment income............................      (2,025,340)        (2,449,183)
        Net realized gain on investments.................              --         (1,294,045)
                                                             ------------       ------------
            Total dividends and distributions to
              preferred shareholders.....................      (2,025,340)        (3,743,228)
                                                             ------------       ------------
            Net increase in net assets from operations
              applicable to common shares................      28,471,032        257,319,690
                                                             ------------       ------------
    Less Dividends and Distributions to Common
      Shareholders from:
        Net investment income............................     (26,227,850)       (29,555,562)
        Net realized gain on investments.................              --        (15,615,873)
        Tax return of capital............................              --        (10,118,665)
                                                             ------------       ------------
            Total dividends and distributions to common
              shareholders...............................     (26,227,850)       (55,290,100)
                                                             ------------       ------------
    Capital Stock Transactions (Note 5):
        Increase in net assets from shares issued to
          common shareholders for reinvestment of
          dividends......................................              --          3,038,014
        Increase in net assets from preferred offering
          cost adjustment................................         121,909                 --
        Decrease in net assets from underwriting
          commissions and offering expenses from issuance
          of preferred shares............................              --           (935,773)
                                                             ------------       ------------
            Net increase in net assets from capital stock
              transactions...............................         121,909          2,102,241
                                                             ------------       ------------
            Total increase in net assets applicable to
              common shares..............................       2,365,091        204,131,831
    Net Assets Applicable to Common Shares:
        Beginning of period..............................     716,083,687        511,951,856
                                                             ------------       ------------
        End of period(a).................................    $718,448,778       $716,083,687
                                                             ------------       ------------
                                                             ------------       ------------

-------------------
(a) Includes distributions in excess of net investment income of $6,197,802 at June 30, 2004 and undistributed net investment income of $543,697 at December 31, 2003.

                See accompanying notes to financial statements.
-------------------------------------------------------------------------------

                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
-------------------------------------------------------------------------------

                        FINANCIAL HIGHLIGHTS (UNAUDITED)

    The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                                                    FOR THE PERIOD
                                                              FOR THE             FOR THE        FEBRUARY 28, 2002(a)
                                                          SIX MONTHS ENDED      YEAR ENDED            THROUGH
PER SHARE OPERATING PERFORMANCE:                           JUNE 30, 2004     DECEMBER 31, 2003    DECEMBER 31, 2002
--------------------------------                          ----------------   -----------------   -------------------
Net asset value per common share, beginning of period...       $18.43             $13.25               $14.57
                                                               ------             ------               ------
Income from investment operations:
   Net investment income................................         0.55(b)            1.04(b)              0.78
   Net realized and unrealized gain/(loss) on
     investments and interest rate swap transactions....         0.24               5.69                (0.90)
                                                               ------             ------               ------
       Total income from investment operations..........         0.79               6.73                (0.12)
                                                               ------             ------               ------
Less dividends and distributions to preferred
 shareholders from:
   Net investment income................................        (0.05)             (0.07)               (0.09)
   Net realized gain on investments.....................           --              (0.03)               (0.01)
                                                               ------             ------               ------
       Total dividends and distributions to preferred
         shareholders...................................        (0.05)             (0.10)               (0.10)
                                                               ------             ------               ------
       Total from investment operations applicable to
         common shares..................................         0.74               6.63                (0.22)
                                                               ------             ------               ------
 Less: Offering and organization costs charged to
       paid-in capital -- common shares.................           --                 --                (0.03)
     Offering and organization costs charged to paid-in
       capital -- preferred shares......................           --              (0.02)               (0.09)
     Preferred Offering Cost Adjustment.................           --(c)              --                   --
     Dilutive effect of common share offering...........           --                 --                (0.03)
                                                               ------             ------               ------
       Total offering and organization costs............           --              (0.02)               (0.15)
                                                               ------             ------               ------
Less dividends and distributions to common shareholders
 from:
   Net investment income................................        (0.68)             (0.76)               (0.64)
   Net realized gain on investments.....................           --              (0.41)               (0.08)
   Tax return of capital................................           --              (0.26)               (0.23)
                                                               ------             ------               ------
       Total dividends and distributions to common
         shareholders...................................        (0.68)             (1.43)               (0.95)
                                                               ------             ------               ------
Net increase/(decrease) in net asset value per common
 share..................................................         0.06               5.18                (1.32)
                                                               ------             ------               ------
Net asset value, per common share, end of period........       $18.49             $18.43               $13.25
                                                               ------             ------               ------
                                                               ------             ------               ------
Market value, per common share, end of period...........       $16.70             $17.85               $13.05
                                                               ------             ------               ------
                                                               ------             ------               ------
Net asset value total return(d).........................         4.26%(e)          52.61%              - 2.73%(e)
                                                               ------             ------               ------
                                                               ------             ------               ------
Market value return(d)..................................        -2.77%(e)          50.07%              - 6.95%(e)
                                                               ------             ------               ------
                                                               ------             ------               ------

-------------------
(a) Commencement of operations.

(b) Calculation based on average shares outstanding.

(c) Less than $.005 per share. See Note 5.

(d) Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.

(e) Not annualized.

                See accompanying notes to financial statements.
-------------------------------------------------------------------------------

                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
-------------------------------------------------------------------------------

                FINANCIAL HIGHLIGHTS (UNAUDITED) -- (CONTINUED)

                                                                                                    FOR THE PERIOD
                                                              FOR THE             FOR THE        FEBRUARY 28, 2002(f)
                                                          SIX MONTHS ENDED      YEAR ENDED            THROUGH
RATIOS/SUPPLEMENTAL DATA:                                  JUNE 30, 2004     DECEMBER 31, 2003    DECEMBER 31, 2002
-------------------------                                 ----------------   -----------------   -------------------
Net assets applicable to common shares, end of period
 (in millions)..........................................      $  718.4           $  716.1             $  512.0
                                                              --------           --------             --------
                                                              --------           --------             --------
Ratio of expenses to average daily net assets applicable
 to common shares (before expense reduction)(k).........          1.53%(h)           1.57%                1.52%(h)
                                                              --------           --------             --------
                                                              --------           --------             --------
Ratio of expenses to average daily net assets applicable
 to common shares (net of expense reduction)(k).........          1.06%(h)           1.09%                1.05%(h)
                                                              --------           --------             --------
                                                              --------           --------             --------
Ratio of net investment income to average daily net
 assets applicable to common shares (before expense
 reduction)(k)..........................................          5.53%(h)           6.39%                6.82%(h)
                                                              --------           --------             --------
                                                              --------           --------             --------
Ratio of net investment income to average daily net
 assets applicable to common shares (net of expense
 reduction)(k)..........................................          6.00%(h)           6.88%                7.29%(h)
                                                              --------           --------             --------
                                                              --------           --------             --------
Ratio of expenses to average daily managed assets
 (before expense reduction)(g,k)........................          1.04%(h)           1.04%                1.04%(h)
                                                              --------           --------             --------
                                                              --------           --------             --------
Ratio of expenses to average daily managed assets
 (net of expense reduction)(g,k)........................          0.72%(h)           0.72%                0.72%(h)
                                                              --------           --------             --------
                                                              --------           --------             --------
Portfolio turnover rate.................................          2.05%(i)          20.51%               12.37%(i)
                                                              --------           --------             --------
                                                              --------           --------             --------
PREFERRED SHARES:
Liquidation value, end of period (in 000's).............      $340,000           $340,000             $280,000
                                                              --------           --------             --------
                                                              --------           --------             --------
Total shares outstanding (in 000's).....................            14                 14                   11
                                                              --------           --------             --------
                                                              --------           --------             --------
Asset coverage per share................................      $ 77,827           $ 77,653             $ 70,710
                                                              --------           --------             --------
                                                              --------           --------             --------
Liquidation preference per share........................      $ 25,000           $ 25,000             $ 25,000
                                                              --------           --------             --------
                                                              --------           --------             --------
Average market value per share(j).......................      $ 25,000           $ 25,000             $ 25,000
                                                              --------           --------             --------
                                                              --------           --------             --------

-------------------
(f) Commencement of operations.

(g) Average daily managed assets represent the net assets applicable to common shares plus the liquidation preference of preferred shares.

(h) Annualized.

(i) Not annualized.

(j) Based on weekly prices.

(k) Ratios do not reflect the effects of dividend payments to preferred shareholders.

                See accompanying notes to financial statements.
-------------------------------------------------------------------------------

                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
-------------------------------------------------------------------------------

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Quality Income Realty Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on August 22, 2001 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, closed-end management investment company.

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the board of directors shall determine in good faith to reflect its fair market value.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment manager to be over-the-counter, but excluding securities admitted to trading on the Nasdaq national list, are valued at the official closing prices as reported by Nasdaq, the National Quotations Bureau or such other comparable sources as the board of directors deems appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the board of directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the board of directors believes reflect most closely the value of such securities.

    Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.

    Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of auction market preferred shares. The interest rate swaps are intended to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the fund's common shares as a result of the floating rate nature of

--------------------------------------------------------------------------------
                                       16

                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
-------------------------------------------------------------------------------

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

leverage. In an interest rate swap, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the auction market preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) on investments as necessary once the issuers provide information about the actual composition of the distributions.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid to common shareholders monthly. Dividends to shareholders are recorded on the ex-dividend date. A portion of the fund's dividend may consist of amounts in excess of net investment income derived from nontaxable components of the dividends from the fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles.

    Series T, Series TH, and Series F preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. Dividends for Series T, Series TH, and Series F preferred shares are declared and recorded for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

-------------------------------------------------------------------------------

                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
-------------------------------------------------------------------------------

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    Series M28 and Series W preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. Dividends for Series M28 and Series W preferred shares are declared and recorded for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Management Fees: Cohen & Steers Capital Management, Inc. (the investment manager) serves as the investment manager to the fund, pursuant to an investment management agreement (the management agreement). The investment manager furnishes a continuous investment program for the fund's portfolio, makes the day-to-day investment decisions for the fund and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the general supervision of the board of directors of the fund. The investment manager also performs certain administrative services for the fund.

    For the services under the management agreement, the fund pays the investment manager a monthly management fee, computed daily and payable monthly at an annual rate of 0.85% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares. For the six months ended
June 30, 2004, the fund incurred investment management fees of $4,486,517.

    The investment manager has contractually agreed to waive investment management fees in the amount of 0.32% of average daily managed asset value for the first five fiscal years of the fund's operations, 0.26% of average daily managed asset value in year six, 0.20% of average daily managed asset value in year seven, 0.14% of average daily managed asset value in year eight, 0.08% of average daily managed asset value in year nine and 0.02% of average daily managed asset value in year 10. As long as this waiver continues, it may lower the fund's expenses and increase its total return. For the six months ended June 30, 2004, the investment manager waived management fees of $1,689,042.

    Administration Fees: Pursuant to an administration agreement, the investment manager also performs certain administrative and accounting functions for the fund and receives a fee of 0.02% of the fund's average daily managed asset value. For the six months ended June 30, 2004, the fund incurred $105,565 in administration fees.

-------------------------------------------------------------------------------

                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
-------------------------------------------------------------------------------

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    Director's Fees: Certain directors and officers of the fund are also directors, officers and/or employees of the investment manager. None of the directors and officers so affiliated received compensation for their services. For he six months ended June 30, 2004, fees and related expenses accrued for nonaffiliated directors totaled $20,976.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments for the six months ended June 30, 2004, totaled $24,246,705 and $21,808,617, respectively.

NOTE 4. INCOME TAXES

    At June 30, 2004 the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost....................................  $873,717,521
                                                    ------------
                                                    ------------
Gross unrealized appreciation.....................  $191,074,571
Gross unrealized depreciation.....................    (1,954,854)
                                                    ------------
Net unrealized appreciation on investments........   189,119,717
Net unrealized depreciation on interest rate swap
  transactions....................................    (8,521,706)
                                                    ------------
Net unrealized appreciation.......................  $180,598,011
                                                    ------------
                                                    ------------

NOTE 5. CAPITAL STOCK

    The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

    During the six months ended June 30, 2004, the fund issued no shares of common stock for the reinvestment of dividends. An adjustment of $121,909 related to preferred offering costs was credited to common stock during the six months ended June 30, 2004.

    On September 15, 2003, the fund issued 2,400 auction market preferred shares, Series M28 (par value $0.001). Proceeds paid to the fund amounted to $59,064,267 after deduction of underwriting commissions and offering expenses of $935,733. This issue has received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

    During the year ended December 31, 2003, the fund issued 219,752 shares of common stock for the reinvestment of dividends.

    Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount,

-------------------------------------------------------------------------------

                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
-------------------------------------------------------------------------------

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

(2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, In whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class. In addition, the affirmative vote of the holders a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the taxable auction market preferred shares and (2) approve any matter that materially and adversely affects the rights, preferences, or powers of that series.

NOTE 6. INVESTMENTS IN INTEREST RATE SWAPS

    The fund has entered into interest rate swap agreements with Merrill Lynch Derivative Products, UBS AG, Fleet National Bank, and Royal Bank of Canada. Under the agreements the fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal value of the swaps. Details of the swaps at June 30, 2004 are as follows:

                                                                                                    UNREALIZED
                                    NOTIONAL                 FLOATING RATE(a)     TERMINATION      APPRECIATION/
          COUNTERPARTY               AMOUNT     FIXED RATE   (RESET MONTHLY)         DATE         (DEPRECIATION)
---------------------------------  -----------  ----------   ----------------   ----------------  --------------
Merrill Lynch Derivative
  Products.......................  $46,000,000   4.5600%         1.150%          April 5, 2005     $  (948,638)
Merrill Lynch Derivative
  Products.......................  $46,000,000   5.2100%         1.150%          April 5, 2007      (2,225,784)
Merrill Lynch Derivative
  Products.......................  $46,000,000   5.5800%         1.150%          April 5, 2009      (2,944,853)
UBS AG...........................  $24,000,000   4.4500%         1.238%         April 15, 2005        (468,907)
UBS AG...........................  $24,000,000   5.1200%         1.238%         April 15, 2007      (1,082,982)
UBS AG...........................  $24,000,000   5.4950%         1.238%         April 15, 2009      (1,418,806)
Fleet National Bank..............  $14,000,000   3.2125%         1.113%        October 2, 2008         400,087
Royal Bank of Canada.............  $14,000,000   3.6800%         1.280%        October 22, 2008        168,177
                                                                                                   -----------
                                                                                                   $(8,521,706)
                                                                                                   -----------
                                                                                                   -----------

-------------------
(a) Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at June 30, 2004.

-------------------------------------------------------------------------------

                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
-------------------------------------------------------------------------------

                        AVERAGE ANNUAL TOTAL RETURNS(a)
                   (PERIODS ENDED JUNE 30, 2004) (UNAUDITED)

          SINCE INCEPTION
ONE YEAR     (8/30/02)
--------     ---------
 4.26%        19.90%

The performance data quoted represents past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

------------------------------------------------------------------
                        REINVESTMENT PLAN

   We urge shareholders who want to take advantage of this plan and whose shares are held in 'street name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.
------------------------------------------------------------------

------------------------------------------------------------------
   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may
   purchase, from time to time, shares of its common stock in the open market.
------------------------------------------------------------------

------------------------------------------------------------------
    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov.
------------------------------------------------------------------


-------------------
(a) Based on net asset value.

-------------------------------------------------------------------------------

                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
-------------------------------------------------------------------------------

                                 PROXY RESULTS

    During the six month period ended June 30, 2004, Cohen & Steers Quality Income Realty Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 29, 2004. The description of each proposal and number of shares voted are as follows:

Common Shares
---------------------------------------------------------------------------------------
                                                                SHARES VOTED   AUTHORITY
                                                                    FOR        WITHHELD
---------------------------------------------------------------------------------------
1.   To elect Directors
     Richard J. Norman........................................   37,443,054     392,390
     Frank K. Ross............................................   37,430,220     405,224

---------------------------------------------------------------------------------------
                                                    SHARES VOTED   SHARES VOTED   SHARES VOTED
                                                        FOR         AGAINST        ABSTAIN
---------------------------------------------------------------------------------------
2.   To ratify PricewaterhouseCoopers LLP as the
     fund's independent registered public
     accountants..................................   37,300,644      279,729        255,069

Preferred Shares

---------------------------------------------------------------------------------------
                                                                SHARES VOTED   AUTHORITY
                                                                  FOR          WITHHELD
---------------------------------------------------------------------------------------
1.   To elect Directors
     Martin Cohen.............................................     9,441          11
     Richard J. Norman........................................     9,441          11
     Frank K. Ross............................................     9,441          11

---------------------------------------------------------------------------------------
                                                    SHARES VOTED   SHARES VOTED   SHARES VOTED
                                                      FOR          AGAINST        ABSTAIN
---------------------------------------------------------------------------------------
2.   To ratify PricewaterhouseCoopers LLP as the
     fund's independent registered public
     accountants..................................     9,315            21            116

-------------------------------------------------------------------------------

                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------
                           PRIVACY POLICY

    The fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

    The fund does not disclose any personal information about
    its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the fund's transfer agent, that assist the fund in carrying out its daily business
    operations. These organizations will use this information
    only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the fund restricts access to personal information about its shareholders to employees of the adviser who have a legitimate business need for the
    information.
-------------------------------------------------------------------

-------------------------------------------------------------------------------

                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
-------------------------------------------------------------------------------

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

             FOR HIGH CURRENT INCOME:                                 FOR TOTAL RETURN:

                  COHEN & STEERS                                       COHEN & STEERS
                EQUITY INCOME FUND                                     REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
                                                          REITS
      A, B, C AND I SHARES AVAILABLE
                                                          SYMBOL: CSRSX
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX
                                                          ALSO AVAILABLE: COHEN & STEERS INSTITUTIONAL
                                                          REALTY SHARES (CSRIX) REQUIRES A HIGHER
                                                          MINIMUM PURCHASE, BUT OFFERS A LOWER TOTAL
                                                          EXPENSE RATIO

                   FOR TOTAL RETURN:                              FOR CAPITAL APPRECIATION:

                    COHEN & STEERS                                     COHEN & STEERS
                     UTILITY FUND                                    SPECIAL EQUITY FUND

      IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL           IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL
      RETURN THROUGH BOTH CURRENT INCOME AND              APPRECIATION, INVESTING IN A LIMITED NUMBER
      CAPITAL APPRECIATION, INVESTING PRIMARILY IN        OF REITS AND OTHER REAL ESTATE COMPANIES
      UTILITIES                                           CONCENTRATED, HIGHLY FOCUSED PORTFOLIO

      SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX                 SYMBOL: CSSPX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                     1-800-330-7348, OR VISIT OUR WEB SITE AT cohenandsteers.com

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE
   INVESTING. A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION ABOUT THE FUND MAY BE OBTAINED BY
       FOLLOWING THE INSTRUCTIONS ABOVE. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.


                                     COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

--------------------------------------------------------------------------------
                                       24

                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS                   KEY INFORMATION

Robert H. Steers                         INVESTMENT MANAGER
Director and chairman                    Cohen & Steers Capital Management, Inc.
                                         757 Third Avenue
Martin Cohen                             New York, NY 10017
Director and president                   (212) 832-3232

Bonnie Cohen                             FUND SUBADMINISTRATOR AND CUSTODIAN
Director                                 State Street Bank and Trust Company
                                         225 Franklin Street
George Grossman                          Boston, MA 02110
Director

Richard J. Norman                        TRANSFER AGENT -- COMMON SHARES
Director                                 Equiserve Trust Company
                                         250 Royall Street
Frank K. Ross                            Canton, MA 02021
Director                                 (800) 426-5523

Willard H. Smith Jr.                     TRANSFER AGENT -- PREFERRED SHARES
Director                                 The Bank of New York
                                         100 Church Street
Greg E. Brooks                           New York, NY 10007
Vice president
                                         LEGAL COUNSEL
Adam Derechin                            Simpson Thacher & Bartlett LLP
Vice president and assistant treasurer   425 Lexington Avenue
                                         New York, NY 10017
Joseph M. Harvey
Vice president                           New York Stock Exchange Symbol: RQI

Lawrence B. Stoller                      Web site: cohenandsteers.com
Assistant secretary
                                         This report is for shareholder
                                         information. This is not a prospectus
                                         intended for use in the purchase or
                                         sale of fund shares. Past performance
                                         is of course no guarantee of future
                                         results and your investment may be
                                         worth more or less at the time you
                                         sell.

--------------------------------------------------------------------------------
                                       25

COHEN & STEERS
QUALITY INCOME REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017



                                                           COHEN & STEERS
                                                     --------------------------
                                                     QUALITY INCOME REALTY FUND





                                                         SEMIANNUAL REPORT
                                                     --------------------------
                                                           JUNE 30, 2004


                           STATEMENT OF DIFFERENCES
                           ------------------------

The division sign shall be expressed as.................................. [div]
The section symbol shall be expressed as ................................ 'SS'